SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                        ________________

                            FORM 8-K
                        ________________

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported): July 12, 2001


                       ATHEROGENICS, INC.
     (Exact Name of Registrant as Specified in its Charter)


      Georgia               0-31261            58-210832
  (State or Other         (Commission        (IRS Employer
    Jurisdiction         File Number)       Identification No.)
 of Incorporation)


                      8995 Westside Parkway
                      Alpharetta, GA  30004
            (Address of Principal Executive Offices)

Registrant's telephone number, including area code (678) 336-2500



                        _________________




Item 5.  Other Events

  On July 12, 2001, AtheroGenics, Inc. issued the following press release:

          ATHEROGENICS ENRICHES DRUG DISCOVERY PIPELINE
           WITH ACQUISITION OF NEW TECHNOLOGY PLATFORM

 Renowned Scientists in the Field of Inflammation to Collaborate
                        in Drug Discovery

ATLANTA, Georgia, July 12, 2001 -- AtheroGenics, Inc. (Nasdaq:
AGIX), an emerging pharmaceutical company focused on the treatment of chronic inflammatory diseases, today announced that it has entered into an exclusive license agreement with National Jewish Medical and Research Center (National Jewish) of Denver, Colo. to discover and develop novel therapeutics based on MEK kinases (MEKKs) and related technology for the treatment of inflammation. Other licensed technology focuses on naturally occurring substances including interleukins and peptide neurotransmitters and their application as a potential treatment for asthma. AtheroGenics is adding these technologies to the Company's already robust v-protectant platform to expand its research and development pipeline targeting diseases characterized by chronic inflammation.

Concurrently, AtheroGenics has named Erwin W. Gelfand, M.D., Chairman, Department of Pediatrics at National Jewish, and Gary
L. Johnson, Ph.D., Professor of Pharmacology at the University of Colorado Health Sciences Center, to the Company's Scientific Advisory Board. These principal inventors of the licensed technology will play active roles in the exploitation of this intellectual property.

"The National Jewish suite of patents and related technology complement our v-protectant technology pipeline and strengthen our portfolio of programs focused on critical medical solutions for diseases of chronic inflammation, including asthma and rheumatoid arthritis," said Russell M. Medford, M.D., Ph.D., President and Chief Executive Officer of AtheroGenics. "We now have a second broad platform for the discovery and development of a new class of anti-inflammatory drugs and our discovery group is delighted to be working with world-renowned scientists, Drs. Gelfand and Johnson."

"National Jewish selected AtheroGenics as an ideal partner in this collaboration based on the Company's proven ability to design and execute research and development programs that rapidly translate cutting edge scientific discoveries into novel drug candidates, which could significantly improve a patients' quality of life," said James Crapo, M.D., Executive Vice President for Academic Affairs at National Jewish. "In addition, the Company's expertise in the regulation of intracellular signaling pathways, as evidenced by the current progress of lead candidate, AGI-1067, is extremely synergistic with the underlying MEKK technology."

Dr. Gelfand, also Professor of Pediatrics and Immunology and Vice Chairman of Pediatrics at the University of Colorado Health Sciences Center, is a member of the American Academy of Allergy, Asthma and Immunology, the American Association of Immunologists, the Clinical Immunology Society, the Society for Pediatric Research, the American Academy for the Advancement of Science and the American Society for Clinical Investigation. Widely published, Dr. Gelfand is an Associate Editor of the American Journal of Respiratory Cell and Molecular Biology, the Journal of Allergy and Clinical Immunology and International Archives of Allergy and Immunology. He received his medical degree from McGill University in Montreal, Quebec.

Dr. Johnson's research has been published in prominent journals such as Current Opinions in Cell Biology, the Journal of Biological Chemistry, the Journal of Virology, Cell Science, Molecular and Cellular Biology and Cell Immunology. He is a member of the American Cancer Society, the American Heart Association, the American Society for Pharmacology and Experimental Therapeutics and the American Society of Biochemistry and Molecular Biology. He holds a doctorate in pharmacology from the University of Colorado Health Sciences Center.

About AtheroGenics
AtheroGenics is focused on the discovery, development and commercialization of novel drugs for the treatment of chronic inflammatory diseases such as heart disease (atherosclerosis), rheumatoid arthritis and asthma. In May, the Company announced results from its Phase II clinical study with its lead compound, AGI-1067, a novel oral agent being developed in collaboration with Schering-Plough Corporation for the treatment of post-angioplasty restenosis. The Company recently commenced a Phase I clinical study with AGIX-4207, AtheroGenics' second v-protectant clinical candidate, a novel oral agent being developed for the treatment of the signs and symptoms of rheumatoid arthritis. For more information about AtheroGenics, please visit www.atherogenics.com.

About National Jewish Medical and Research Center
Recognized by U.S. News and World Report as the No. 1 respiratory hospital in the United States for the third straight year, National Jewish is the only medical and research center in the United States devoted entirely to respiratory, allergic and immune system diseases, including asthma, tuberculosis, emphysema, severe allergies, AIDS, cancer and autoimmune diseases, such as lupus. Founded in 1899 as a nonsectarian, nonprofit hospital for tuberculosis (TB) patients, National Jewish enters the 21st century dedicated to enhancing prevention, treatment and cures through research, and developing and providing innovative clinical programs.

This press release may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain factors, risks and uncertainties that may cause actual results, events and performance to differ materially from those referred to in such statements. These risks include statements which address operating performance, events or developments that we expect or anticipate will occur in the future, such as projections about our future results of operations or our financial condition, our collaborative efforts with Schering-Plough Corporation, the development of our product candidates, anticipated trends in our business, and other risks that could cause actual results to differ materially. These risks are discussed in AtheroGenics Securities and Exchange Commission filings, including the Company's registration statements on Form S-1, Registration Nos. 333-31140 and 333-64228, filed with the SEC, and including but not limited to the risks discussed in AtheroGenics' Form 10-K for fiscal 2000, and our most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, all of which are incorporated by reference into this press release. These documents may also be examined at public reference facilities maintained by the SEC or, to the extent filed via EDGAR, accessed through the SEC's web site (http://www.sec.gov).



                       ___________________







                           SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             ATHEROGENICS, INC.



Date:  July 13, 2001         By: /s/MARK P. COLONNESE
                             MARK P. COLONNESE
                             Vice President of Finance and
                             Administration and Chief
                             Financial Officer